UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2020, GI Dynamics, Inc. (the “Company”) was granted a loan (the “Loan”) from TD Bank, N.A. in the principal amount of $195,147, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020.

The Loan, which was in the form of a Note dated May 1, 2020 issued by the Company (the “Note”), matures on May 1, 2022 and bears interest at a rate of 1.00% per annum, payable monthly commencing on December 1, 2020. The Note may be prepaid by the Company at any time prior to maturity without payment of any pre-payment penalty. Funds from the Loan may only be used by the Company to retain workers and maintain payroll or make mortgage payments, lease payments and utility payments. Under the terms of the PPP, the Company may apply for loan forgiveness after seven weeks from the issuance of the loan. Portions of the amount owed up to the entire amount owed, may be forgiven if they are used for qualifying expenses as described in the CARES Act. The Company currently intends to use the entire Loan amount for such expenses. Accordingly, if the Company is successful in demonstrating that is has used the funds for qualifying expenses then it will not be required to repay the Loan. To the extent it does not use the Loan for qualifying expenses then it will be required to repay that relevant portion of the Loan in accordance with the terms above.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Promissory Note, dated May 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: May 13, 2020	/s/ Charles R. Carter
Charles R. Carter
Chief Financial Officer